EX-99.e9

                    AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT

      THIS AMENDMENT NO. 1 TO DISTRIBUTION AGREEMENT is made as of the 1st day of June, 2000, by and between each of the open end management investment companies listed on Schedule A, attached hereto, as of the dates noted on such Schedule A, together with all other open end management investment companies subsequently established and made subject to this Agreement in accordance with
Section 11 (the "Issuers") and American Century Investment Services, Inc. ("Distributor"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Distribution Agreement.

                                    RECITALS

      WHEREAS, the Issuers and Distributor are parties to a certain Distribution Agreement dated March 13, 2000 (the "Distribution Agreement"); and

      WHEREAS, American Century World Mutual Funds, Inc., has added two new series, Life Sciences Fund and Technology Fund; and

      WHEREAS, American Century Strategic Asset Allocations, Inc. has added an Institutional class of shares; and

      WHEREAS, the parties desire to amend the Distribution Agreement to add the new series and multiple classes.

      NOW, THEREFORE, in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

      1. The new series and classes are hereby added as parties to the Distribution Agreement.

      2. Schedules A, B, C, D and E to Distribution Agreement are hereby amended by deleting the text thereof in their entirety and inserting in lieu therefor the Schedules A, B, C, D and E attached hereto.

      3. After the date hereof, all references to the Distribution Agreement shall be deemed to mean the Distribution Agreement, as amended by this Amendment No. 1.

      4. In the event of a conflict between the terms of this Amendment No.1 and the Distribution Agreement, it is the intention of the parties that the terms of this Amendment No. 1 shall control and the Distribution Agreement shall be interpreted on that basis. To the extent the provisions of the Distribution Agreement have not been amended by this Amendment No. 1, the parties hereby confirm and ratify the Distribution Agreement.

      5. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 as of the date first above written.

                             AMERICAN CENTURY INVESTMENT SERVICES, INC.


                             By: /s/ William M. Lyons
                                     William M. Lyons
                                     Executive Vice President

                             AMERICAN CENTURY CALIFORNIA TAX-FREE AND
                               MUNICIPAL FUNDS
                             AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                             AMERICAN CENTURY GOVERNMENT INCOME TRUST
                             AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                             AMERICAN CENTURY INVESTMENT TRUST
                             AMERICAN CENTURY MUNICIPAL TRUST
                             AMERICAN CENTURY MUTUAL FUNDS, INC.
                             AMERICAN CENTURY PREMIUM RESERVES, INC.
                             AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
                             AMERICAN CENTURY STRATEGIC ASSET
                               ALLOCATIONS, INC.
                             AMERICAN CENTURY TARGET MATURITIES TRUST
                             AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
                             AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

                             By: /s/ David C. Tucker
                                 David C. Tucker
                                 Vice President

                                   SCHEDULE A

           Companies and Funds Covered by this Distribution Agreement

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
>>    California Municipal Money Market Fund                  March 12, 2000
>>    California High-Yield Municipal Fund                    March 12, 2000
>>    California Tax-Free Money Market Fund                   March 12, 2000
>>    California Limited Term Tax-Free Fund                   March 12, 2000
>>    California Intermediate-Term Tax-Free Fund              March 12, 2000
>>    California Long-Term Tax-Free Fund                      March 12, 2000
>>    California Insured Tax-Free Fund                        March 12, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund                                      March 12, 2000
>>    Real Estate Fund                                        March 12, 2000
>>    Value Fund                                              March 12, 2000
>>    Small Cap Value Fund                                    March 12, 2000
>>    Equity Index Fund                                       March 12, 2000
>>    Large Cap Value Fund                                    March 12, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>    Short-Term Treasury Fund                                March 12, 2000
>>    Intermediate-Term Treasury Fund                         March 12, 2000
>>    Long-Term Treasury Fund                                 March 12, 2000
>>    Government Agency Money Market Fund                     March 12, 2000
>>    Short-Term Government Fund                              March 12, 2000
>>    GNMA Fund                                               March 12, 2000
>>    Inflation-Adjusted Treasury Fund                        March 12, 2000
>>    Capital Preservation Fund                               March 12, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>    International Bond Fund                                 March 12, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>      Prime Money Market Fund                               March 12, 2000

AMERICAN CENTURY MUNICIPAL TRUST
>>    Arizona Intermediate-Term Municipal Fund                March 12, 2000
>>    Florida Municipal Money Market Fund                     March 12, 2000
>>    Florida Intermediate-Term Municipal Fund                March 12, 2000
>>    Tax-Free Money Market Fund                              March 12, 2000
>>    Intermediate-Term Tax-Free Fund                         March 12, 2000
>>    Long-Term Tax-Free Fund                                 March 12, 2000
>>    Limited-Term Tax-Free Fund                              March 12, 2000
>>    High-Yield Municipal Fund                               March 12, 2000


                                                                        page A-1

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>    Balanced Fund                                           March 12, 2000
>>    Growth Fund                                             March 12, 2000
>>    Heritage Fund                                           March 12, 2000
>>    Intermediate-Term Bond Fund                             March 12, 2000
>>    Limited-Term Bond Fund                                  March 12, 2000
>>    Bond Fund                                               March 12, 2000
>>    Select Fund                                             March 12, 2000
>>    Ultra Fund                                              March 12, 2000
>>    Vista Fund                                              March 12, 2000
>>    Giftrust Fund                                           March 12, 2000
>>    New Opportunities Fund                                  March 12, 2000
>>    High-Yield Fund                                         March 12, 2000
>>    Tax-Managed Value Fund                                  March 12, 2000
>>    Veedot Fund                                             March 12, 2000
>>    Veedot Large-Cap Fund                                   March 12, 2000

AMERICAN CENTURY PREMIUM RESERVES, INC.
>>    Premium Government Reserve Fund                         March 12, 2000
>>    Premium Capital Reserve Fund                            March 12, 2000
>>    Premium Managed Bond Fund                               March 12, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>    Equity Growth Fund                                      March 12, 2000
>>    Income & Growth Fund                                    March 12, 2000
>>    Global Gold Fund                                        March 12, 2000
>>    Global Natural Resources Fund                           March 12, 2000
>>    Utilities Fund                                          March 12, 2000
>>    Small Cap Quantitative Fund                             March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>    Strategic Allocation: Aggressive Fund                   March 12, 2000
>>    Strategic Allocation: Conservative Fund                 March 12, 2000
>>    Strategic Allocation: Moderate Fund                     March 12, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>    Target 2000 Fund                                        March 12, 2000
>>    Target 2005 Fund                                        March 12, 2000
>>    Target 2010 Fund                                        March 12, 2000
>>    Target 2015 Fund                                        March 12, 2000
>>    Target 2020 Fund                                        March 12, 2000
>>    Target 2025 Fund                                        March 12, 2000


                                                                        page A-2

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>    VP Advantage Fund                                       March 12, 2000
>>    VP Balanced Fund                                        March 12, 2000
>>    VP Capital Appreciation Fund                            March 12, 2000
>>    VP International Fund                                   March 12, 2000
>>    VP Income & Growth Fund                                 March 12, 2000
>>    VP Value Fund                                           March 12, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund                                   March 12, 2000
>>    International Growth Fund                               March 12, 2000
>>    International Discovery Fund                            March 12, 2000
>>    Global Growth Fund                                      March 12, 2000
>>    Life Sciences Fund                                      June 1, 2000
>>    Technology Fund                                         June 1, 2000


                                                                        page A-3

                                   SCHEDULE B

                              Investor Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CALIFORNIA TAX-FREE AND
MUNICIPAL FUNDS
>>    California Municipal Money Market Fund                  March 12, 2000
>>    California High-Yield Municipal Fund                    March 12, 2000
>>    California Tax-Free Money Market Fund                   March 12, 2000
>>    California Limited Term Tax-Free Fund                   March 12, 2000
>>    California Intermediate-Term Tax-Free Fund              March 12, 2000
>>    California Long-Term Tax-Free Fund                      March 12, 2000
>>    California Insured Tax-Free Fund                        March 12, 2000

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund(1)                                   March 12, 2000
>>    Real Estate Fund(1)                                     March 12, 2000
>>    Value Fund(1)                                           March 12, 2000
>>    Small Cap Value Fund(1)                                 March 12, 2000
>>    Equity Index Fund(1)                                    March 12, 2000
>>    Large Cap Value Fund(1)                                 March 12, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>    Short-Term Treasury Fund(1)                             March 12, 2000
>>    Intermediate-Term Treasury Fund(1)                      March 12, 2000
>>    Long-Term Treasury Fund(1)                              March 12, 2000
>>    Government Agency Money Market Fund(1)                  March 12, 2000
>>    Short-Term Government Fund(1)                           March 12, 2000
>>    GNMA Fund(1)                                            March 12, 2000
>>    Inflation-Adjusted Treasury Fund(1)                     March 12, 2000
>>    Capital Preservation Fund                               March 12, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>    International Bond Fund(1)                              March 12, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>    Prime Money Market Fund(1)                              March 12, 2000

----------
(1) Multiple Classes of Shares


                                                                        page B-1

AMERICAN CENTURY MUNICIPAL TRUST
>>    Arizona Intermediate-Term Municipal Fund                March 12, 2000
>>    Florida Municipal Money Market Fund                     March 12, 2000
>>    Florida Intermediate-Term Municipal Fund                March 12, 2000
>>    Tax-Free Money Market Fund                              March 12, 2000
>>    Intermediate-Term Tax-Free Fund                         March 12, 2000
>>    Long-Term Tax-Free Fund                                 March 12, 2000
>>    Limited-Term Tax-Free Fund                              March 12, 2000
>>    High-Yield Municipal Fund                               March 12, 2000

>>    AMERICAN CENTURY MUTUAL FUNDS, INC.

>>    Balanced Fund(1)                                        March 12, 2000
>>    Growth Fund(1)                                          March 12, 2000
>>    Heritage Fund(1)                                        March 12, 2000
>>    Intermediate-Term Bond Fund(1)                          March 12, 2000
>>    Limited-Term Bond Fund(1)                               March 12, 2000
>>    Bond Fund(1)                                            March 12, 2000
>>    Select Fund(1)                                          March 12, 2000
>>    Ultra Fund(1)                                           March 12, 2000
>>    Vista Fund(1)                                           March 12, 2000
>>    Giftrust                                                March 12, 2000
>>    High-Yield Fund                                         March 12, 2000
>>    Tax-Managed Value Fund                                  March 12, 2000
>>    Veedot Fund                                             March 12, 2000
>>    Veedot Large-Cap Fund                                   March 12, 2000

AMERICAN CENTURY PREMIUM RESERVES, INC.
>>    Premium Government Reserve Fund                         March 12, 2000
>>    Premium Capital Reserve Fund                            March 12, 2000
>>    Premium Bond Fund                                       March 12, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS
>>    Equity Growth Fund(1)                                   March 12, 2000
>>    Income & Growth Fund(1)                                 March 12, 2000
>>    Global Gold Fund(1)                                     March 12, 2000
>>    Global Natural Resources Fund(1)                        March 12, 2000
>>    Utilities Fund(1)                                       March 12, 2000
>>    Small Cap Quantitative Fund(1)                          March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>    Strategic Allocation: Aggressive(1)                     March 12, 2000
>>    Strategic Allocation: Conservative(1)                   March 12, 2000
>>    Strategic Allocation: Moderate(1)                       March 12, 2000


                                                                        page B-2

AMERICAN CENTURY TARGET MATURITIES TRUST
>>    Target 2000 Fund(1)                                     March 12, 2000
>>    Target 2005 Fund(1)                                     March 12, 2000
>>    Target 2010 Fund(1)                                     March 12, 2000
>>    Target 2015 Fund(1)                                     March 12, 2000
>>    Target 2020 Fund(1)                                     March 12, 2000
>>    Target 2025 Fund(1)                                     March 12, 2000

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
>>    VP Advantage Fund                                       March 12, 2000
>>    VP Balanced Fund                                        March 12, 2000
>>    VP Capital Appreciation Fund                            March 12, 2000
>>    VP International Fund                                   March 12, 2000
>>    VP Income & Growth Fund                                 March 12, 2000
>>    VP Value Fund                                           March 12, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund(1)                                March 12, 2000
>>    International Growth Fund(1)                            March 12, 2000
>>    International Discovery Fund(1)                         March 12, 2000
>>    Global Growth Fund(1)                                   March 12, 2000
>>    Life Sciences(1)                                        June 1, 2000
>>    Technology Fund(1)                                      June 1, 2000


                                                                        page B-3

                                   SCHEDULE C

                            Institutional Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund                                      March 12, 2000
>>    Real Estate Fund                                        March 12, 2000
>>    Value Fund                                              March 12, 2000
>>    Small Cap Value Fund                                    March 12, 2000
>>    Equity Index Fund                                       March 12, 2000
>>    Large Cap Value Fund                                    March 12, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>    Balanced Fund                                           March 12, 2000
>>    Growth Fund                                             March 12, 2000
>>    Heritage Fund                                           March 12, 2000
>>    Select Fund                                             March 12, 2000
>>    Ultra Fund                                              March 12, 2000
>>    Vista Fund                                              March 12, 2000
>>    Tax-Managed Value Fund                                  March 12, 2000
>>    Veedot Fund                                             March 12, 2000
>>    Veedot Large-Cap Fund                                   March 12, 2000

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

>>    Equity Growth Fund                                      March 12, 2000
>>    Income & Growth Fund                                    March 12, 2000
>>    Small Cap Quantitative Fund                             March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.

>>    Strategic Allocation: Aggressive Fund                   June 1, 2000
>>    Strategic Allocation: Conservative Fund                 June 1, 2000
>>    Strategic Allocation: Moderate Fund                     June 1, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund                                   March 12, 2000
>>    International Growth Fund                               March 12, 2000
>>    International Discovery Fund                            March 12, 2000
>>    Global Growth Fund                                      March 12, 2000
>>    Life Sciences Fund                                      June 1, 2000
>>    Technology Fund                                         June 1, 2000


                                                                        page C-1

                                   SCHEDULE D

                               Service Class Funds
                             Fund Date of Agreement

Fund                                                          Date of Agreement
----                                                          -----------------

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund                                      March 12, 2000
>>    Real Estate Fund                                        March 12, 2000
>>    Value Fund                                              March 12, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>    Balanced Fund                                           March 12, 2000
>>    Growth Fund                                             March 12, 2000
>>    Heritage Fund                                           March 12, 2000
>>    Intermediate-Term Bond Fund                             March 12, 2000
>>    Limited-Term Bond Fund                                  March 12, 2000
>>    Bond Fund                                               March 12, 2000
>>    Select Fund                                             March 12, 2000
>>    Ultra Fund                                              March 12, 2000
>>    Vista Fund                                              March 12, 2000

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>    Strategic Allocation: Aggressive                        March 12, 2000
>>    Strategic Allocation: Conservative                      March 12, 2000
>>    Strategic Allocation: Moderate                          March 12, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund                                   March 12, 2000
>>    International Growth Fund                               March 12, 2000
>>    International Discovery Fund                            March 12, 2000


                                                                        page D-1

                                   SCHEDULE E

                               Advisor Class Funds

Fund                                                          Date of Agreement
----                                                          -----------------


AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>    Equity Income Fund                                      March 12, 2000
>>    Value Fund                                              March 12, 2000
>>    Real Estate Fund                                        March 12, 2000
>>    Small Cap Value Fund                                    March 12, 2000
>>    Large Cap Value Fund                                    March 12, 2000

AMERICAN CENTURY GOVERNMENT INCOME TRUST
>>    Short-Term Treasury Fund                                March 12, 2000
>>    Intermediate-Term Treasury Fund                         March 12, 2000
>>    Long-Term Treasury Fund                                 March 12, 2000
>>    Government Agency Money Market Fund                     March 12, 2000
>>    Short-Term Government Fund                              March 12, 2000
>>    GNMA Fund                                               March 12, 2000
>>    Inflation-Adjusted Treasury Fund                        March 12, 2000

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
>>    International Bond Fund                                 March 12, 2000

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>    Balanced Fund                                           March 12, 2000
>>    Growth Fund                                             March 12, 2000
>>    Heritage Fund                                           March 12, 2000
>>    Intermediate-Term Bond Fund                             March 12, 2000
>>    Limited-Term Bond Fund                                  March 12, 2000
>>    Bond Fund                                               March 12, 2000
>>    Select Fund                                             March 12, 2000
>>    Ultra Fund                                              March 12, 2000
>>    Vista Fund                                              March 12, 2000
>>    High-Yield Fund                                         March 12, 2000
>>    Tax-Managed Value Fund                                  March 12, 2000
>>    Veedot Fund                                             March 12, 2000
>>    Veedot Large-Cap Fund                                   March 12, 2000

>>    AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS

>>    Equity Growth Fund                                      March 12, 2000
>>    Income & Growth Fund                                    March 12, 2000
>>    Global Gold Fund                                        March 12, 2000
>>    Global Natural Resources Fund                           March 12, 2000
>>    Utilities Fund                                          March 12, 2000
>>    Small Cap Quantitative Fund                             March 12, 2000


                                                                        page E-1

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>    Strategic Allocation: Aggressive                        March 12, 2000
>>    Strategic Allocation: Conservative                      March 12, 2000
>>    Strategic Allocation: Moderate                          March 12, 2000

AMERICAN CENTURY TARGET MATURITIES TRUST
>>    Target 2000 Fund                                        March 12, 2000
>>    Target 2005 Fund                                        March 12, 2000
>>    Target 2010 Fund                                        March 12, 2000
>>    Target 2015 Fund                                        March 12, 2000
>>    Target 2020 Fund                                        March 12, 2000
>>    Target 2025 Fund                                        March 12, 2000

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>    Emerging Markets Fund                                   March 12, 2000
>>    International Growth Fund                               March 12, 2000
>>    International Discovery Fund                            March 12, 2000
>>    Global Growth Fund                                      March 12, 2000
>>    Life Sciences Fund                                      June 1, 2000
>>    Technology Fund                                         June 1, 2000

AMERICAN CENTURY INVESTMENT TRUST
>>    Prime Money Market Fund                                 March 12, 2000


                                                                        page E-2